United Bankshares, Inc. Fourth Quarter and Fiscal Year 2017 Earnings Review January 30, 2018 EXHIBIT 99.2

Forward-Looking Statements This presentation and statements made by United Bankshares, Inc. (“United”) and its management may contain statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use the words “projects”, “targets”, “intends”, “plans”, “believes,” “expects,” “anticipates” or similar expressions or future or conditional verbs such as “will”, “may”, “might”, “should”, “would” and “could”. These forward-looking statements involve certain risks and uncertainties. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. We assume no obligation to update or revise any forward-looking statements that are made from time to time. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: competitive pressures among depository institutions increase significantly; changes in interest rate environment may adversely affect net interest income; gain on sale margins; loan accretion; prepayment speeds, loan sale volumes, charge-offs and loan loss provisions; general economic conditions, either national or in the states in which United does business, are less favorable than expected; changes in the securities markets; continued diversification of assets and adverse changes to credit quality; any economic slowdown that could adversely affect credit quality and loan originations. The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the caption “Risk Factors” of United’s Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the SEC. January 2018

2017 HIGHLIGHTS Successfully completed the largest acquisition in UBSI history (Cardinal Financial Corporation), increasing deposit market share in the attractive Washington D.C. MSA to #7 Increased dividends to shareholders for the 44th consecutive year, with a current dividend yield of 3.8% (based upon recent prices) Reported record pre tax earnings of $285 million (including merger-related expenses of $26.8 million) Continued to demonstrate strong expense control with a reported efficiency ratio of 54.0% (inclusive of merger-related expenses) Profitability, asset quality, and capital remain sound

EARNINGS SUMMARY Linked Quarter (LQ) Income Before Income Taxes was relatively flat at $84.9 million in 4Q17 compared to $84.6 million in 3Q17. Diluted EPS were $0.17 in 4Q17 compared to $0.54 in 3Q17. Diluted EPS in 4Q17 were impacted by additional income tax expense of $37.7 million, or $0.36 per diluted share, related to the estimated impact of the Tax Cuts and Jobs Act (the Tax Act). Net Interest Income increased $4.6 million from a combination of higher accretion income (up $4.0 million) and higher market interest rates. Average earning assets were relatively flat linked quarter. Non Interest Income decreased $5.5 million due primarily to the seasonal slowdown in mortgage banking revenues. Non Interest Expense was down $874 thousand linked quarter due to reductions in employee compensation (down $3.3 million) due mainly to a decrease in mortgage banking commissions, partially offset by higher merger-related expenses (up $1.2 million) and higher business franchise taxes (up $990 thousand).

PERFORMANCE RATIOS Strong and consistent profitability and expense control. FY 2017 was impacted by $26.8 million in pre tax merger-related expenses and $37.7 million in additional tax expense related to the Tax Act. *Non GAAP measure. Refer to appendix.

NET INTEREST INCOME AND MARGIN Net Interest Margin increased from 3.65% to 3.77% LQ. Increase in Net Interest Margin LQ was driven primarily by increased loan accretion. Loan accretion associated with acquired loans increased to $16.8 million in 4Q17. Scheduled loan accretion for FY 2018 and FY 2019 is $24 million and $21 million, respectively. $ in millions

LOAN SUMMARY (excludes Loans Held for Sale) Record loan production in 4Q17. LQ decrease in loans driven by above average loan payoffs. Strong LQ growth in C&I loans. Non Owner Occupied CRE to Total Risk Based Capital was approximately 286% at 4Q17 compared to 300% at 3Q17. CRE portfolio continues to perform exceptionally well and remains diversified among underlying collateral types. $ in millions   4Q17 % of Total LQ Change Owner Occupied CRE $ 1,362 10.5% $ (3) Non Owner Occupied CRE $ 4,451 34.2% $ (235) Commercial $ 1,999 15.3% $ 241 Residential Real Estate $ 2,996 23.0% $ (55) Construction & Land Dev. $ 1,505 11.6% $ (95) Bankcard $ 10 0.1% $ (3) Consumer $ 704 5.4% $ 20 Total Gross Loans $ 13,027 100.0% $ (130) Retail 28% Office 20% Multifamily 17% Special Purpose 15% Hospitality 8% Industrial 7% Other 5% Non Owner Occupied CRE

DEPOSIT SUMMARY UBSI maintains a strong core deposit base with 31% of the deposits in Demand. Deposit betas remained low in 2017. During 2017, UBSI increased deposit market share rank to #7 in the Washington D.C. MSA. Maintained #2 deposit market share position in the state of West Virginia (second only to BB&T). $ in millions   4Q17 % of Total LQ Change Demand Deposits $ 4,295 31.1% $ 161 Interest Bearing Checking $ 2,157 15.6% $ (40) Regular Savings $ 1,034 7.5% $ (30) Money Market Accounts $ 3,756 27.2% $ (13) Time Deposits < $100,000 $ 795 5.7% $ (26) Time Deposits > $100,000 $ 1,793 13.0% $ (97) Total Deposits $ 13,831 100.0% $ (45)

ENHANCING FRANCHISE VALUE Source: SNL Financial Deposit Market Share: Washington D.C. MSA Source: SNL Financial Since 2014, United has completed 3 acquisitions in the Washington D.C. MSA, significantly increasing franchise value (Cardinal, Bank of Georgetown, & Virginia Commerce). Washington D.C. is ranked the 6th largest MSA in the United States by population, the 5th largest MSA by GDP, and the 2nd wealthiest MSA based upon median household income. United has increased deposit market share in the Washington D.C. MSA from #15 in 2013 to #7 in 2017. United ranks #4 in deposit market share in Arlington County, VA; #5 in Fairfax County, VA; #6 in Loudoun County, VA; and #6 in Prince William County, VA.

CREDIT QUALITY End of Period Balances (000s) 9/30/17 12/31/17 Non Accrual Loans $100,016 $108,803 90-Day Past Due Loans $22,249 $9,803 Restructured Loans $46,132 $50,129 Total Non Performing Loans $168,397 $168,735 Other Real Estate Owned $26,826 $24,348 Total Non Performing Assets $195,223 $193,083 Non Performing Loans / Loans 1.28% 1.30% Non Performing Assets / Total Assets 1.02% 1.01% Credit quality remains solid and is expected to be stable to improving in 2018. NPA’s have been negatively impacted by the WV economy. The economy in WV is now rebounding from the recent slowdown and is showing improvement in several important economic sectors.

CAPITAL RATIOS & PER SHARE DATA End of Period Ratios / Values 9/30/17 12/31/17 Common Equity Tier 1 Ratio 12.0% 12.0% Tier 1 Capital Ratio 12.0% 12.0% Total Risk Based Capital Ratio 14.3% 14.2% Leverage Ratio 10.1% 10.1% Total Equity to Total Assets 17.1% 17.0% *Tangible Equity to Tangible Assets (non GAAP) 9.8% 9.8% Book Value Per Share $31.09 $30.85 *Tangible Book Value Per Share (non GAAP) $16.47 $16.35 Capital ratios remain significantly above regulatory “Well Capitalized” levels and exceed all internal capital targets. United has an approved plan permitting the repurchase of up to 2 million shares of common stock. *Non GAAP measure. Refer to appendix.

GEORGE MASON MORTGAGE GMM remains the #1 purchase money lender in the Washington D.C. MSA. GMM gain on sale revenue projected at approximately $88 million for 2018 with income before tax projected at approximately $5 million for 2018. Results could vary significantly from projections depending upon market conditions. Significant opportunity for United to cross sell GMM clients both bank and wealth management services. GMM (000s) 3Q17 4Q17 Applications $1,064,000 $906,000 Loans Originated $858,625 $688,952 Loans Sold $887,711 $753,005 Purchase Money % 81% 77% Realized Gain on Sale Margin 2.75% 2.72% Locked Pipeline (EOP) 245,986 157,130 Total Income $19,900 $16,080 Total Expense $24,036 $19,328 Income Before Tax $(4,136) $(3,248) Net Income After Tax $(2,804) $(2,386) The impact from ASC 815 (formerly SAB 109) on a pretax basis was $(4.5) million in 3Q17 and $(4.3) million in 4Q17.

2018 OUTLOOK Loans & Deposits: Annual loan and deposit growth rate in 2018 expected in the low to mid single digits. Net Interest Margin: Stable core NIM (excluding purchase accounting related loan accretion). Asset Quality: Stable to improving asset quality metrics. Non Interest Income: NII growth, excluding George Mason Mortgage Company and gain on investments, is estimated in the low single digits (compared to 4Q17 annualized). Non Interest Expense: NIE growth, excluding George Mason Mortgage Company and merger expenses, is estimated to be flat (compared to 4Q17 annualized). Tax Rate: 2018 Tax Rate estimated at approximately 22.5%-23.0%. The outlook below reflects a continuation of the current economic climate and interest rate environment. Our outlook may change if the expectations for these items vary from current expectations.

UBSI INVESTMENT THESIS Excellent franchise with strong growth prospects Experienced management team with a proven track record of execution High level of insider ownership High-performance bank with a low-risk profile 44 consecutive years of dividend increases evidences United’s strong profitability, solid asset quality, and sound capital management over a very long period of time Attractive valuation with a current Price-to-Earnings Ratio of 14.5x (based upon median street consensus estimate of $2.48, per Bloomberg) and a dividend yield of 3.8% (based upon recent prices)

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Reconciliation of non-GAAP Items January 2018 (dollars in thousands) 2013 2014 2015 2016 2017 (1) Return on Average Tangible Equity Net Income (GAAP) $85,628 $129,888 $137,959 $147,083 $150,581 Average Total Shareholders' Equity (GAAP) $1,016,000 $1,597,764 $1,702,490 $1,918,887 $2,971,663 Less: Average Total Intangibles (384,657) (701,735) (729,748) (820,558) (1,319,109) Average Tangible Equity (non-GAAP) $631,343 $896,029 $972,742 $1,098,329 $1,652,554   Formula: Net Income/Average Tangible Equity   Return on Average Tangible Equity (non-GAAP) 13.56% 14.50% 14.18% 13.39% 9.11%

Reconciliation of non-GAAP Items (cont.) January 2018 (dollars in thousands)   9/30/2017 12/31/2017     (2) Tangible Equity to Tangible Assets     Total Assets (GAAP) $ 19,129,978 $ 19,058,959     Less: Total Intangibles (GAAP) (1,535,133) (1,523,366)     Tangible Assets (non-GAAP) $ 17,594,845 $ 17,535,593         Total Shareholders' Equity (GAAP)   $ 3,263,843 $ 3,240,530     Less: Total Intangibles (GAAP)   (1,535,133) (1,523,366)   Tangible Equity (non-GAAP)   $ 1,728,710 $ 1,717,164   Tangible Equity to Tangible Assets (non-GAAP)   9.8% 9.8%           (3) Tangible Book Value Per Share:   Total Shareholders' Equity (GAAP) $ 3,263,843 $ 3,240,530   Less: Total Intangibles (GAAP) (1,535,133) (1,523,366)   Tangible Equity (non-GAAP) $ 1,728,710 $ 1,717,164   ÷ EOP Shares Outstanding (Net of Treasury Stock) 104,983,126 105,040,648   Tangible Book Value Per Share (non-GAAP) $16.47 $16.35